Exhibit 10.54

                 AGREEMENT AND PLAN OF WARRANT RECAPITALIZATION

         This Agreement and Plan of Warrant Recapitalization (this "Agreement") is made as of the 25th day of February, 1999, by and among (i) Radio One, Inc., a Delaware corporation (the "Company"), (ii) Catherine L. Hughes ("Hughes") and Alfred C. Liggins ("Liggins") (the "Founding Investors" and each a "Founding Investor"), (iii) Syncom Capital Corporation, Alta Subordinated Debt Partners III, L.P., BancBoston Investments Inc., Alliance Enterprise Corporation, Opportunity Capital Corporation, Medallion Capital, Inc., TSG Ventures, L.P., Fulcrum Venture Capital Corporation and Grant M. Wilson (the "Preferred Investors"), (iv) Jerry A. Moore III ("Moore") and (v) Scott R. Royster ("Royster").

                               W I T N E S S E T H

         WHEREAS, reference is made to the Preferred Stockholders' Agreement dated as of May 14, 1997, by and among the investors listed on the schedules thereto, the Company, Radio One Licenses, Inc., the Founding Investors and Jerry
A. Moore III, as amended through the date hereof (the "Preferred Stockholders Agreement");

         WHEREAS, reference is made to the Warrantholders' Agreement dated as of June 6, 1995, by and among the investors listed on the schedules thereto, the Company, Radio One Licenses, Inc., the Founding Investors and Jerry A. Moore III, as amended through the date hereof (the "Warrantholders' Agreement");

         WHEREAS, the Company's Board of Directors and the holders of its common stock have approved the adoption of an Amended and Restated Certificate of Incorporation of the Company (the "Certificate of Incorporation");

         WHEREAS, the Certificate of Incorporation provides for three classes of Common Stock, including 1,000 shares of Class B Common which shall entitle its holders to ten votes per share with respect to most issues presented for a vote of the Company's stockholders;

         WHEREAS, pursuant to a Plan of Recapitalization that will become effective upon the adoption of the Certificate of Incorporation (the "Plan of Recapitalization"), substantially all of the outstanding shares of Class B Common, and a majority of the voting power represented by the Common Stock, will be held by the Founding Investors;

         WHEREAS, pursuant to the Preferred Stockholders' Agreement, adoption of the Certificate of Incorporation required the approval of the holders of a majority of the outstanding shares of the Company's Preferred Stock;

         WHEREAS, in consideration of the Preferred Investors consenting to the adoption of the Certificate of Incorporation the Founding Investors are willing and desire to enter into this Agreement and to become bound by the terms and provisions hereof;

         WHEREAS, in connection with the recapitalization of the Company's Common Stock contemplated by the Plan of Recapitalization the Preferred Investors are willing and desire to recapitalize the Warrants (as such term is defined in the Warrantholders' Agreement) held by them as provided in this Agreement; and

         WHEREAS, Moore and Royster each wish to grant to Hughes and Liggins options to purchase Class C Common as provided in this Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

1. Definitions. Except as otherwise specifically provided, capitalized terms used in this Agreement will have the meanings set forth in the Certificate of Incorporation.

2.       Tag-Along Rights.

         (a) Right of Participation in Sales by Founding Investor(s). If at any time after the Initial Public Offering any Founding
                  Investor(s) or his, her or their Permitted Transferees described in clause (i) of Section 2(e), below (the "Bound Permitted Transferees") desire to sell all or any part of the shares of Common Stock owned by them to any Person other than to a Permitted Transferee (such Person or entity referred to herein as a "Third Party Purchaser") for a per share purchase price greater than Market Value as of the date of the notice required pursuant to Section 2(b), below (a "Proposed Sale"), each Preferred Investor shall have the right to sell to the Third Party Purchaser, as a condition to such Proposed Sale by the applicable Founding Investor(s) or Bound Permitted Transferee, at the same price per share and otherwise upon other terms and conditions that are in the aggregate the same as involved in such Proposed Sale by such Founding Investor(s) or Bound Permitted Transferee, up to such Preferred Investor's Pro Rata Share (as defined below) of the total number of shares of Common Stock proposed to be sold by such Founding Investor(s) or Bound Permitted Transferee (subject to subsection (c) below). For purposes of this Section 2(a), the term "Pro Rata Share" shall mean, with respect to any Preferred Investor, the percentage that the Common Stock held by such Preferred Investor then represents of all of the Common Stock then held by the Founding Investors, Bound Permitted Transferees and Preferred Investors as a group, in each case on a fully-diluted basis.

         (b) Notice of Proposed Sale by Founding Investor(s). Written notice of a Proposed Sale shall be submitted by the Founding Investor(s) to each Preferred Investor at least 30 days prior to the Proposed Sale. Such notice shall disclose the identity of the Third Party Purchaser, the number of shares of Common Stock proposed to be sold by such Founding Investor(s), the total number of shares of Common Stock owned by such Founding Investor(s), the terms and conditions, including price, of the Proposed Sale, any other material facts relating to the Proposed Sale, and calculation as to the number of shares of Common Stock that may be sold by each Preferred Investor to the Third Party Purchaser pursuant to this Section 2.

         (c) Participation in Proposed Sale by Preferred Investor. Each Preferred Investor wishing to participate in any Proposed Sale under this Section 2 shall notify the transferring Founding Investor(s) in writing within 15 days after the receipt of such notice described in Section 2(b). No shares of Common Stock may be purchased by the Third Party Purchaser from the transferring Founding Investor(s) unless the Third Party Purchaser simultaneously purchases from the Preferred Investors all shares of Common Stock which they have elected to sell pursuant to this Section 2(c), with the sales to such Third Party Purchaser to be consummated not prior to the expiration of all notice periods described in this Section 2.

         (d) Lapse of Restrictions/Benefits Upon Sale. Any shares of Common Stock sold to a Third Party Purchaser pursuant to this Section 2 shall no longer be subject to the restrictions or benefits imposed by this Section 2.

         (e)      Definitions:  Permitted Transferees and Market Value.

                  (i) For purposes of this Section 2, "Permitted Transferees" shall mean any recipient of shares of Common Stock transferred by the Founding Investors:
                           (i) who is a Class B Permitted Transferee; provided, that any such Permitted Transferee shall agree in writing with the Preferred Investors, as a condition to such transfer, to be bound by all of the provisions of this agreement with respect to such shares of Common Stock to the same extent as the Founding Investors; (ii) by any sale or disposition of shares of Common Stock pursuant to a registered public offering in which the Preferred Investors have rights to participate under any then effective registration rights agreement; or (iii) by any sale or disposition of shares of Common Stock in connection with the exercise of remedies by the Company's lenders under any of the Company's loan agreements or credit agreements (including sales or dispositions of the shares of Common Stock to any of such lenders, to third parties and subsequent sales by such lenders or third parties).

                  (ii) For purposes of this Section 2, "Market Value" as of any date means the average market trading price of the Class A Common over the preceding twenty (20) trading days.

3. Retention of Voting Rights. For so long as any of the Preferred Investors own any of the Company's Common Stock, determined on a fully-diluted basis, neither of the Founding Investors shall sell, assign or otherwise transfer any interest in any shares of Class B Common to the spouse or former spouse of such Founding Investor, or to any parent or grandparent or any lineal descendant (including any adopted child) of any parent or grandparent of such Founding Investor's spouse or former spouse (unless such lineal descendant is also a lineal descendant (including any adopted child) of such Founding Investor), including by gift, will, intestate succession or other operation of law, unless, as a condition of such transfer (a) such Founding Investor retains all voting power with respect to such Class B Common so long as such Founding Investor is living, and (b) the estate of such Founding Investor, in the case of the death of the Founding Investor, or the transferee of such interest agrees (I) not to exercise any voting power with respect to such Class B Common and (II) to cause such Class B Common to be converted into shares of single vote or non-voting common stock of the Company upon the death of such Founding Investor. The Founding Investors agree that all shares of Class B Common held by them will have affixed a legend describing the restrictions set forth above. The provisions of this Section 3 will be binding upon the respective transferees, successors, assigns, heirs and legatees of the Founding Investors.

4.       Recapitalization of Warrants.

         (a) Definitions. For purposes of the Section 4, (i) the term "Recapitalization Warrant" means a warrant to purchase shares of Class A Common in the form attached hereto as Exhibit A, and (ii) the term "Contingent Warrant" means a warrant to purchase shares of Class A Common in the form attached hereto as Exhibit B.

         (b) Exchange of Warrants. Promptly after execution of this Agreement, and effective as of the date hereof, each Preferred Investor will surrender all Warrants held by him or it in exchange for, and the Company will issue to such Preferred Investor in exchange for the surrender of such Warrants, the number of Recapitalization Warrants and Contingent Warrants set forth next to such Preferred Investor's name on the attached Schedule I. From and after the date hereof, the Warrants held by each Preferred Investor will represent only the right to receive the number of Recapitalization Warrants and Contingent Warrants set forth next to such Preferred Investor's name on the attached Schedule I.

         (c) Continuing Application. The Warrantholders Agreement is hereby amended by deleting the second parenthetical clause of the second recital thereof in its entirety and replacing it with the following:

                                    "(the  "Exchange  Warrant" and together with
                                    the New  Warrants  and the  Recapitalization
                                    Warrants  and  Contingent   Warrants  issued
                                    pursuant  to  the   Agreement  and  Plan  of
                                    Warrant   Recapitalization   dated   as   of
                                    February 25, 1999, among the Company and the Securityholders, the "Warrants")"

                  provided, however, that references in this Agreement to the "Warrants" shall not include the Recapitalization Warrants or the Contingent Warrants.

         (d)      Recapitalization   Treatment.  The  parties  intend  that  the
                  transactions described in this Section 4 qualify as a recapitalization under Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended, and each party agrees not to take any action that would cause such transactions not to so qualify.

5.       Grant of Options.

         (a) Moore Options. Moore hereby grants to each of Hughes and Liggins the right to purchase from Moore, and Moore agrees to sell to each of Hughes and Liggins on the terms and subject to the conditions set forth in this Section 5, One-Thousand Nine-Hundred and Fifty-Five Hundred-Thousandths (0.01955) of a share of Class C Common (each such right, a "Moore Option"). The exercise price of each such option shall be Ten Dollars ($10.00).

         (b) Royster Options. Royster hereby grants to each of Hughes and Liggins the right to purchase from Royster, and Royster agrees to sell to each of Hughes and Liggins on the terms and subject to the conditions set forth in this Section 5, Two-Thousand and Nine-Hundred and Forty-One Hundred Thousandths (0.02941) of a share of Class C Common (each such right, a "Royster Option"). The exercise price of each such option shall be Four-Thousand Four Hundred and One Dollars ($4,401.00).

         (c) Exercise of Options. Provided that the Contingent Warrants shall have expired prior to such date, each of Hughes and Liggins may exercise the Moore Option and Royster Option granted to them at any time on or after January 1, 2000. Each such option shall be exercised by delivery of written notice, and the payment of the exercise price for such option in lawful currency of the United States, to Moore or Royster, as applicable.

         (d) Adjustment. The number of shares of Class C Common subject to the Moore Options and the Royster Options shall be proportionally adjusted to reflect any subdivision or combination of the Class C Common, or any payment of a dividend with respect to the Class C Common payable in, or any other distribution with respect to the Class C Common consisting of, shares of Common Stock.

         (e) Termination. If the Contingent Warrants have not expired prior to January 1, 2000, the Moore Options and the Royster Options shall be terminated and shall thereafter be of no further force or effect.

6. Consent to Transfer. Notwithstanding anything to the contrary set forth in the Warrantholders' Agreement, each of the Preferred Investors hereby consent to the following:

         (a) The transfer by Catherine L. Hughes of (i) 25 shares of Class B Common to Catherine L. Hughes, as Trustee of the Catherine
                  L. Hughes Revocable Trust dated March 2, 1999, (ii) 0.4582 shares of Class C Common to Hughes-Liggins & Company, L.L.C., and (iii) 49.5418 shares of Class C Common to Hughes-Liggins Family Partners, L.P.; and

         (b) The transfer by Alfred C. Liggins, III of (i) 20.82 shares of Class B Common to Alfred C. Liggins, III, as Trustee of the Alfred C. Liggins, III Revocable Trust dated March 2, 1999,
                  (ii) 0.4582 shares of Class C Common to Hughes-Liggins & Company, L.L.C., and (iii) 41.1718 shares of Class C Common to Hughes-Liggins Family Partners, L.P.

7. Counterparts. This Agreement may be executed in one or more counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which together shall be deemed to constitute one and the same agreement.

8. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                   RADIO ONE, INC.

                                   By:
                                      ------------------------------------------
                                   Its:
                                       -----------------------------------------

                                   ---------------------------------------------
                                           Catherine L. Hughes

                                   ---------------------------------------------
                                           Alfred C. Liggins, III

                                   SYNCOM CAPITAL CORPORATION

                                   By:
                                      ------------------------------------------
                                   Its:
                                       -----------------------------------------


                                   ALTA SUBORDINATED DEBT PARTNERS III, L.P.

                                   By:      Alta Subordinated Debt Management
                                            Partners III, L.P.

                                   By:
                                      ------------------------------------------
                                   Its:
                                       -----------------------------------------


                                   BANCBOSTON INVESTMENTS INC.

                                   By:
                                      ------------------------------------------
                                   Its:
                                       -----------------------------------------

                                   ALLIANCE ENTERPRISE CORPORATION

                                   By:
                                      ------------------------------------------
                                   Its:
                                       -----------------------------------------

                                   OPPORTUNITY CAPITAL CORPORATION

                                   By:
                                      ------------------------------------------
                                   Its:
                                       -----------------------------------------

                                   MEDALLION CAPITAL, INC.

                                   By:
                                      ------------------------------------------
                                   Its:
                                       -----------------------------------------

                                   TSG VENTURES, L.P.

                                   By: TSGVI Associates, Inc.
                                   Its: General Partner

                                   By:
                                      ------------------------------------------
                                   Its:
                                       -----------------------------------------

                                   FULCRUM VENTURE CAPITAL CORPORATION

                                   By:
                                      ------------------------------------------
                                   Its:
                                       -----------------------------------------


                                   ---------------------------------------------
                                                 Grant M. Wilson

                                   ---------------------------------------------
                                                 Jerry A. Moore III

                                   ---------------------------------------------
                                                 Scott R. Royster

                                   SCHEDULE I


                                              RECAPITALIZATION WARRANTS                CONTINGENT WARRANTS


Syncom Capital Corporation                             33.34260                              2.77740

Alta Subordinated Debt Partners III,
L.P.                                                   27.25009                              2.26991

BancBoston Investments Inc.                            18.60059                              1.54941

Alliance Enterprise Corporation                        17.26209                              1.43791

Opportunity Capital Corporation                         5.72326                              0.47674

Medallion Capital, Inc.                                14.06814                              1.17186

TSG Ventures, L.P.                                      3.01856                              0.25144

Fulcrum Venture Capital Corporation                    14.40969                              1.20031

Grant M. Wilson                                         1.16311                              0.09689